================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        THE MONARCH MACHINE TOOL COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                        THE MONARCH MACHINE TOOL COMPANY
                              2600 KETTERING TOWER
                               DAYTON, OHIO 45423

                      [MONARCH MACHINE TOOL COMPANY LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 5, 1998

     The Annual Meeting of Shareholders of THE MONARCH MACHINE TOOL COMPANY, an Ohio corporation, will be held at the Kettering Tower, 12th Floor, Second and Main Streets, Dayton, Ohio, on Tuesday, May 5, 1998, at 1:00 o'clock p.m., Eastern Daylight Savings Time, for the following purposes:

     1. To elect three Directors to serve for a term expiring in 2001; and

     2. To act upon such other matters as may properly come before the meeting.

     The close of business on March 17, 1998, has been fixed by the Board of Directors as the record date for determining shareholders entitled to notice of the meeting and to vote.

By Order of the Board of Directors

                                                        RICHARD E. CLEMENS
                                                          President and
                                                     Chief Executive Officer

March 31, 1998

                                   IMPORTANT
         YOUR PROXY IS ENCLOSED, PLEASE SIGN AND RETURN YOUR PROXY NOW.
THE ENCLOSED RETURN ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        THE MONARCH MACHINE TOOL COMPANY
                              2600 KETTERING TOWER
                               DAYTON, OHIO 45423

                               ------------------

                                PROXY STATEMENT
                               ------------------

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 5, 1998

SOLICITATION OF PROXY

     The accompanying Proxy is being solicited by the Board of Directors, and the persons named in the Proxy as nominees for election as directors of the Company have been selected by the Board. Solicitation is to be made through the mails; the cost of preparing, assembling, and mailing the form of Proxy and material used in the solicitation is to be paid by the Company. The shares represented by Proxies in the accompanying form that are duly executed and received by the Board of Directors before 1:00 o'clock p.m., on May 5, 1998, will be voted in accordance with the shareholder's directions specified on the Proxy. If no directions have been specified by marking the appropriate squares on the accompanying Proxy, the shares will be voted in accordance with the Board of Directors' recommendations. This Notice and Proxy Statement were first mailed to shareholders on or about March 31, 1998.

REVOCATION OF PROXY

     A shareholder may revoke a proxy at anytime prior to its exercise by delivering to the Company a later dated Proxy or by giving notice to the Company in writing or in open meeting.

VOTING SECURITIES

     In accordance with the Regulations of the Company, the Board of Directors has designated the close of business on March 17, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. As of that date, an aggregate of 3,783,724 voting shares, comprised of 3,768,967 Common Shares and 14,757 Series A Preferred Shares, were outstanding and entitled to one vote each.

     The holders of voting shares represented, in person or by proxy, at the Annual Meeting constitute a quorum for the election of directors; but for any other purpose, the holders of a majority of the outstanding voting shares of the Company must be represented at the meeting, in person or by proxy.

     Shares represented by proxies received by the Company will be counted as present at the Annual Meeting for the purpose of determining the existence of a quorum, regardless of how or whether such shares are voted on a specific proposal. Abstentions will be treated as votes cast on a particular proposal as well as shares present at the Annual Meeting. Where nominee shareholders are not permitted to vote on a specific issue because they did not receive specific instructions on the specific issue from the beneficial owners of the shares ("Broker Nonvotes"), such Broker Nonvotes will be treated as not present at the meeting for purposes of calculating the results of the vote on the specific issue. Accordingly, abstentions and Broker Nonvotes have the effect of a negative vote on any proposal where the vote required to pass the proposal is a percentage of the outstanding shares, but only abstentions have the effect of a negative vote when the vote required to pass a proposal is a percentage of the shares present at the Annual Meeting.

     Under Ohio General Corporation Law, the nominees for election as Directors receiving the most votes are elected. Ohio law also provides that, if notice in writing is given by any shareholder to the President, a Vice President, or the Secretary of the Company not less than 48 hours before the time fixed for the holding of the meeting that he desires that the voting for the election of Directors be cumulative, and, if an announcement of the giving of the notice is made upon the convening of the meeting, each shareholder shall have the right to cumulate such voting power as he possesses in the election of Directors and to give one candidate as many votes as the number of Directors to be elected multiplied by the number of his votes equals, or to distribute his votes on the same principle among two or more candidates, as he sees fit.

     In the event that Directors are elected by cumulative voting and the cumulated votes represented by Proxies given to the Board of Directors are insufficient to elect all the nominees of the Board, then the Board's proxy agents will vote such proxies cumulatively for the election of as many of the nominees named below as possible, and in such order as the proxy agents may determine. The order in which proxies may be cumulated by the proxy agents will depend on a number of factors, including the number of directors that can be elected based upon the shares voted for the Board's nominees and the manner in which shareholders cumulate their votes in favor of particular candidates.

BOARD OF DIRECTORS

     The Company's Board of Directors is divided into three classes, with three directors in each class. One class of directors is elected at each Annual Meeting of Shareholders for a term of three years.

     At the 1998 Annual Meeting, shareholders will elect three directors who will hold office until the Annual Meeting of Shareholders in 2001. The three persons who have been nominated by the Board of Directors are Richard E. Clemens, Gerald L. Connelly and Joseph M. Rigot, all of whom are currently directors of the Company. In case any of these nominees is, for any reason, not a candidate at the Annual Meeting, the Proxy to that extent will be voted for such person or persons as the Board of Directors may recommend. The Board, however, knows of no reason to anticipate that this will occur.

     Gerald L. Connelly was appointed a director of the Company, effective June 24, 1997, to fill a vacancy in the Board of Directors.

     The nominees for election to the class of Directors whose term of office will expire in 2001, and the other Directors whose terms of office continue after the meeting, with information as to each of them, as of March 17, 1998, are as follows:

                                                                            EXPIRATION
                                                                            OF PRESENT
                                                                              TERM OR
                         NAME, AGE,                           YEAR FIRST     TERM FOR
         PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE,            ELECTED A       WHICH
                  AND OTHER DIRECTORSHIPS                      DIRECTOR      NOMINATED
         ------------------------------------------           -----------   -----------
RICHARD E. CLEMENS (age 48), President and Chief Executive       1997          2001
  Officer of the Company since March 10, 1997; Vice
  President and General Manager of the Frick Company, a
  manufacturer of compressors, heat exchangers, and process
  refrigeration equipment (a subsidiary of York
  International) from July 1995 to February 1997; President
  and Chief Executive Officer of Clark Material Handling
  Company, a manufacturer of lift trucks, from March 1994 to
  July 1995; President of the BMY Combat Systems, a division of Harsco Corporation, from 1992 to 1994 and various other management positions with the division from July 1985 to
  1992. (2)

GERALD L. CONNELLY (age 56), Executive Vice President and        1997          2001
  Chief Operating Officer of Robbins & Myers, Inc., a
  manufacturer of fluids management equipment for the
  process industries, since April 1997; Vice President of
  Robbins & Myers, Inc. and President of its Process
  Industries Group, from June 1994 to April 1997. (1) (3)

JOSEPH M. RIGOT (age 54), Partner-in-Charge, Thompson Hine &     1994          2001
  Flory LLP, Dayton, Ohio office (attorneys) since May 1993
  and a partner in such firm for more than five years. (2)
  (4) (5)

WILLIAM A. ENOUEN (age 69), Retired on December 1, 1993 as       1990          2000
  Senior Vice President and Chief Financial Officer, The
  Mead Corporation, Dayton, Ohio, a forest products company;
  Director of Morris Bean & Co. (1) (2) (3) (4)

DAVID E. LUNDEEN (age 69), Acting President and Chief            1970          2000
  Executive Officer of the Company from May 1996 to March
  1997; retired in November 1994 as Vice President of the
  Company and General Manager, Monarch Cortland, a position
  he had held for more than five years. (3)

                                                                            EXPIRATION
                                                                            OF PRESENT
                                                                              TERM OR
                         NAME, AGE,                           YEAR FIRST     TERM FOR
         PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE,            ELECTED A       WHICH
                  AND OTHER DIRECTORSHIPS                      DIRECTOR      NOMINATED
         ------------------------------------------           -----------   -----------
JOHN M. RICHARDSON (age 77), Retired on December 31,1982 as      1979          2000
  Senior Vice President, A. O. Smith Corporation,
  diversified manufacturer of automobile and truck frames,
  water heaters, agricultural equipment, and electric
  motors. (2) (3) (4)

JOHN A. BERTRAND (age 59), President of A. O. Smith              1993          1999
  Electrical Products Company, a manufacturer of electric
  motors (a division of A. O. Smith Corporation), for more
  than five years. (1) (2) (3) (4)

WALDEMAR M. GOULET (age 62), Professor of Finance at Wright      1991          1999
  State University for more than five years and former Dean
  of the College of Business and Administration at Wright
  State University. (1)

KENNETH H. HOPKINS (age 69), Chairman of the Board of Field      1993          1999
  Abrasive Incorporated, a manufacturer of abrasive
  specialties, for more than five years. (1)

---------------

(1) Member of the Audit Committee, which met twice during 1997 for the purpose of reviewing with the independent auditors of the Company the scope and thoroughness of the auditors' examination, considering recommendations of the independent auditors, reviewing the adequacy of the Company's systems of internal accounting controls with the independent auditors and management, and recommending to the Board of Directors the selection of independent auditors for the year.

(2) Member of the Executive Committee, which met twice in 1997. The Executive Committee has responsibility for acting on various matters between meetings of the Board of Directors.

(3) Member of the Compensation Committee, which met once during 1997.

(4) Member of the Nominating Committee, which met once in 1997. The Nominating Committee is willing to consider any shareholder recommendations respecting possible candidates for positions on the Board of Directors, and a shareholder desiring to submit a recommendation to the Committee may do so by sending the candidate's resume to the Secretary of the Company.

(5) The law firm of Thompson Hine & Flory LLP performed legal services for the Company last year and is performing legal services for the Company during the current year.

     During 1997, there were eight meetings of the Board of Directors, in addition to meetings of Board committees. No Director attended fewer than 75 percent of the total number of Board meetings and meetings held by the Committees of the Board on which he served. A member of the Board of Directors who is not an officer of the Company is compensated for services as a Director at the annual rate of $10,000 and also receives $800 per meeting for attendance at Board meetings. In addition, a non-officer Director who serves on a Board Committee is compensated for services on the basis of $600 per meeting for attendance at Committee meetings, or $800 per meeting if he is Chairman of the Committee.

OWNERSHIP OF SHARES

     The following table sets forth, as of March 17, 1998 unless otherwise indicated, the number and percent of the Company's Common Shares beneficially owned by each Director or nominee for election as a Director of the Company, by each Named Officer, by each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Shares, and by all of the Company's Directors and executive officers as a group.

                                              NUMBER OF COMMON
          NAME OF INDIVIDUAL OR                    SHARES            PERCENT
                  GROUP                     BENEFICIALLY OWNED(1)   OF CLASS
          ---------------------             ---------------------   ---------
John A. Bertrand..........................             730             (2)
Richard E. Clemens........................          24,000             (2)
Gerald L. Connelly........................             -0-             -0-
William A. Enouen.........................           1,000             (2)
Waldemar M. Goulet........................             500             (2)
Kenneth H. Hopkins........................           1,000             (2)
David E. Lundeen..........................          12,600             (2)
John M. Richardson........................             100             (2)
Joseph M. Rigot...........................           2,100             (2)
Robert J. Kindt...........................           3,100             (2)
Paul J. Maloney...........................             600             (2)
Robert A. Skodzinsky......................           4,250             (2)
17 Directors and executive officers as a
  group, including those listed above.....          70,807             1.9%
Dimensional Fund Advisors, Inc............         258,461(3)(8)       6.9%
Foyston, Gordon & Payne, Inc..............         194,550(4)(8)       5.2%
Franklin Advisory Services, Inc...........         351,000(5)(8)       9.3%
Greenway Group............................         327,600(6)(8)       8.7%
Tweedy, Browne Company L.P., TBK
  Partners, L.P. and Vanderbilt
  Partners, L.P...........................         280,024(7)(8)       7.4%

---------------

(1) Shares are treated as "beneficially owned" if a person has or shares voting or dispositive power with respect to the shares or has a right to acquire the shares within 60 days of March 17, 1998. Unless otherwise indicated, total voting power and total dispositive power are exercised by each individual and/or a member of his household. The number of shares included in the table which a listed person or group has a right to acquire within 60 days of March 17, 1998 are: Mr. Kindt -- 3,000; Mr. Maloney -- 600; and Mr. Skodzinsky -- 1,750; and directors and executive officers as a group -- 9,725.

(2) Less than 1%.

(3) Dimensional Fund Advisors Inc. ("Dimensional"), 1299 Ocean Avenue, Santa Monica, CA 90401, a registered investment advisor, is deemed to own beneficially 258,461 Common Shares as of December 31, 1997. Dimensional has sole dispositive power with respect to all of the listed shares and sole voting power with respect to 174,600 shares. These shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open - end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all of these shares.

(4) Foyston, Gordon & Payne Inc., a registered investment counsel, is located at 151 Yonge Street, Suite 1208, Toronto, Ontario M5C 2W7.

(5) Franklin Advisory Services, Inc., an investment adviser, located at One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey 07024, has sole voting power and sole dispositive power with respect to the listed shares.

(6) A Schedule 13D was filed with the Securities and Exchange Commission on September 16, 1996 by the following persons or entities in which it was affirmed they were filing as members of a group (where shares are held directly by a member of the Group, it is so indicated in parenthesis):
    Greenway Partners, L.P. (100,500 shares), Greentree Partners, L.P. (42,100 shares), Greenhouse Partners, L.P., Greenhut, L.L.C., Greenbelt Corp. (150,000 shares), Greensea Offshore, L.P. (35,000 shares), Greenhut Overseas, L.L.C., Alfred D. Kingsley, and Gary K. Duberstein (the "Greenway Group"). Messrs. Kingsley and Duberstein have shared voting and shared dispositive power by virtue of various offices they hold with respect to all of the 327,600 shares owned by the Greenway Group. The address of the Greenway Group is 27 Park Avenue, New York, NY 10017.

(7) Tweedy, Browne Company L.P. ("TBC"), TBK Partners, L.P. ("TBK"), and Vanderbilt Partners, L.P. ("Vanderbilt") have an address at 52 Vanderbilt Avenue, New York, NY 10017. TBC is engaged primarily in the business of a securities broker-dealer and investment advisor. TBK and Vanderbilt are private investment partnerships engaged in the business of investing in securities for their own accounts. TBC, TBK, and Vanderbilt may be deemed to own beneficially 259,524, 15,000, and 5,500 Common Shares, respectively, and may also be deemed a group under the Securities Exchange Act of 1934. TBC, TBK, and Vanderbilt make no admission that they are members of a group, and they disclaim beneficial ownership of all of these shares.

(8) Information is based on ownership reports filed by the named entities with the Securities and Exchange Commission.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers of the Company and owners of more than 10% of the Company's common shares to file an initial ownership report with the Securities and Exchange Commission and a monthly or annual report listing any subsequent change in their ownership of common shares. The Company believes, based on information provided to the Company by the persons required to file such reports, that all filing requirements applicable to such persons during the period from January 1, 1997 through December 31, 1997 were met.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     GENERAL. The Compensation Committee of the Board of Directors establishes the Company's compensation policies for executive officers, sets the compensation of executive officers, and administers the Company's 1994 Stock Option Plan and 1984 Stock Incentive Plan. The Committee also reviews, and makes recommendations with respect to, the design and implementation of employee compensation plans and programs. Only directors who are not employed by the Company are eligible to serve on the Committee.

     EMPLOYMENT AND COMPENSATION OF CHIEF EXECUTIVE OFFICER. The Company's nine-month search for a new Chief Executive Officer was successfully concluded with the employment of Richard E. Clemens as President and Chief Executive Officer on March 10, 1997. Members of the Committee, in consultation with the executive search firm of Korn/Ferry International, designed a compensation package that would attract the interest of proven executives, with strong personal leadership skills, who were qualified to restructure the Company's operations on a profitable basis and whose primary incentive and compensation rewards would be tied directly to the enhancement of shareholder value.

     The Company employed Mr. Clemens at a salary of $215,000, with a bonus of $100,000 available after one year of employment. He was granted options to purchase 75,000 common shares of the Company, with a ten-year term, at an option exercise price of $8.438 per share. See "Fiscal 1997 Stock Option Grants." In addition, Mr. Clemens was issued 17,000 restricted common shares, 8,500 of which vest on each of March 1, 1998 and 1999 if he is employed by the Company on such dates.

     The Committee awarded Mr. Clemens 7,000 restricted shares in February 1998, which vest in three, equal annual installments provided Mr. Clemens is employed by the Company on the vesting date. This award was made based on the Committee's evaluation of his performance to date as chief executive officer. The Committee believes he has successfully restructured the Company's operations, effectively redeployed assets to enhance the financial resources of the Company, motivated existing employees and attracted new key executives who are committed to the enhancement of shareholder value.

     OTHER NAMED EXECUTIVES. Minor adjustments to the salaries of the persons listed in the Summary Compensation Table, excluding Mr. Clemens (the "Named Executives"), were made in 1997, primarily to reflect inflation. No options were granted in 1997, or bonuses awarded for 1997, to the Named Executives.

     1998 POLICIES. The Committee considered 1997 as a year of transition for the Company. Since December 31, 1997, the Company has employed four new executive officers and restructured its executive ranks. In February 1998, the Committee adopted a cash bonus plan tied to achievement of the Company's plan for 1998, awarded options to key executives, and implemented a long-term restricted share plan with performance goals based on growth in earnings per share and appreciation in the Company's stock price.

     The Committee believes that it has for 1998 and beyond implemented new compensation policies for executive officers, including the chief executive officer, which effectively relate the level of executive compensation to the Company's performance and appreciation in the Company's stock price.

                                                          Compensation Committee

                                                          John A. Bertrand
                                                          Gerald L. Connelly
                                                          William A. Enouen
                                                          David E. Lundeen

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation information for services to the Company for the years ended December 31, 1997, 1996, and 1995, for the persons who served as chief executive officer of the Company in 1997 and the only other executive officers of the Company who earned in excess of $100,000 in salary and bonus for the year ended December 31, 1997 (the "Named Officers").

                                          ANNUAL                LONG-TERM
                                       COMPENSATION        COMPENSATION AWARDS
                                    ------------------   -----------------------
                                                                        NUMBER
                                                                      OF SHARES
                                                         RESTRICTED   UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     OTHER      STOCK       OPTIONS     COMPENSATION
---------------------------  ----   --------   -------   ----------   ----------   ------------
Richard E. Clemens           1997   $179,170   $50,000(2) $197,250(3)   75,000(4)         0
  President & CEO(1)         1996          0         0           0           0            0
                             1995          0         0           0           0            0

Robert J. Kindt              1997   $149,583         0           0           0         $449(5)
  Vice President,            1996    144,583         0           0           0          434
  European Operations        1995    133,500         0           0           0          401

Robert A. Skodzinsky         1997   $129,375         0           0           0         $950(5)
  President, Machine         1996    124,375         0           0           0          950
  Tool Division              1995    119,375         0           0           0          924

Paul J. Maloney              1997   $117,334         0           0           0         $950(5)
  V.P. & General             1996    110,004         0           0           0          950
  Manager                    1995     78,927         0           0           0          474

David E. Lundeen             1997   $ 45,538         0           0           0            0
  Former Acting President    1996    114,793         0           0           0            0
  & CEO(1)                   1995          0         0           0           0            0

---------------

(1) Mr. Clemens was appointed President and Chief Executive Officer of the Company on March 10, 1997. At the request of the Board, Mr. Lundeen, a member of the Board, served as Acting President and Chief Executive Officer of the Company during the interim period from May 13, 1996, when Robert J. Siewert resigned as President and Chief Executive Officer of the Company, until the appointment of Mr. Clemens.

(2) Relocation allowance in connection with Mr. Clemens' employment.

(3) Represents 17,000 shares awarded at the time of his employment in March 1997, which vest in equal annual installments over two years, with a value of $134,937 at December 31, 1997, and 7,000 shares awarded on February 10, 1998, which vest in equal installments over three years. Dividends are paid on the restricted shares.

(4) Options granted to Mr. Clemens at the time of his employment. See "Board Compensation Report on Executive Compensation-Employment and Compensation of Chief Executive Officer."

(5) Represents the Company's contribution under its Retirement Savings Plan.

FISCAL 1997 STOCK OPTION GRANTS

     No options were granted by the Company in 1997, except for the grant to Mr. Clemens at the time of his employment on March 10, 1997 of options to purchase 75,000 common shares at an option exercise price of $8.438 per share. Such options become exercisable as follows: 25,000 shares if the market price of the common shares is $15 per share or higher for a 10-day period; an additional 25,000 shares if the market price is $18 per share or higher for a 10-day period; and an additional 25,000 shares if the market price is $20 per share or higher for a ten-day period. All such options, to the extent they did not otherwise become exercisable, become exercisable on the earlier of March 1, 2003 or the occurrence of a change of control.

     The potential realizable value that could accrue from such options to purchase 75,000 shares, calculated at assumed annual rates of Company share price appreciation of 0%, 5%, and 10% over the ten-year term of the options, with annual compounding, would be $-0-, $397,996, and $1,008,600, respectively. This information is required to be presented by rules of the Securities and Exchange Commission and is not intended to forecast possible appreciation, if any, in the Company's share price.

FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to unexercised options to purchase the Company's common shares granted under the Company's employee stock option plans to the Named Officers and held by them at December 31, 1997. None of the Named Officers exercised stock options during 1997.

                                 NUMBER OF SHARES UNDERLYING         VALUE OF UNEXERCISED
                                     UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                                         AT 12/31/97                    AT 12/31/97(1)
                                 ----------------------------    ----------------------------
             NAME                EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
             ----                -----------    -------------    -----------    -------------
Richard E. Clemens.............         0          75,000            $0              $0
Robert J. Kindt................     3,000             500             0               0
Robert A. Skodzinsky...........     1,750             250             0               0
Paul J. Maloney................       600             200             0               0
David E. Lundeen...............         0               0             0               0

---------------

(1) The exercise price of outstanding options exceeded the market value of a common share at December 31, 1997.

RETIREMENT BENEFITS

     The Company provides retirement benefits for its salaried employees. The Company's Pension Plan A provides for benefits based on the average of the aggregate compensation during the five consecutive years of employment in the ten consecutive years of employment preceding retirement that yield the highest average. Compensation covered by the Plan includes salary paid for service rendered while an employee but excludes bonuses.

     The following table sets forth the estimated annual benefits payable at normal retirement (age 65) under the Company's Pension Plan A to an employee, including the Named Officers, with indicated final average base compensation, as defined in the Plan, and periods of service. The benefit amounts are based upon years of benefit service (not in excess of 35) multiplied by 1.25% of the final average base compensation. The amounts shown in the table below have been prepared on the straight life equivalent basis.

                              ESTIMATED ANNUAL BENEFIT
FINAL AVERAGE         (ASSUMING RETIREMENT ON JANUARY 1, 1998)
 ANNUAL BASE    ----------------------------------------------------
COMPENSATION    15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS
-------------   --------   --------   --------   --------   --------
  $125,000      $25,711    $34,281    $42,852    $51,422    $59,992
   150,000       30,853     41,138     51,422     61,706     71,991
   175,000       30,853     41,138     51,422     61,706     71,991
   200,000       30,853     41,138     51,422     61,706     71,991
   225,000       30,853     41,138     51,422     61,706     71,991

     The applicable years of benefit service as of January 1, 1998, for the named Officers are Mr. Clemens-.8 years, Mr. Kindt-8 years, Mr. Skodzinsky-4 years, and Mr. Maloney-6 years. Mr. Clemens, in accordance with the terms under which he was employed, was granted, effective March 1, 1998, five years of service credit for purposes of calculating his retirement benefits under the plan.

CERTAIN TRANSACTION

     In connection with Mr. Clemens' employment and move to the Dayton, Ohio area, the Company loaned him $275,000. This loan bore interest at 7.0% and was paid in full on March 3, 1998.

COMMON SHARE PERFORMANCE GRAPH

     The following Common Share Performance Graph compares the five-year cumulative return, assuming dividend reinvestment, from investing $100 on December 31, 1992, in each of the Company's Common Shares, the S&P 500 Index of companies, and a peer group of various machine tool companies (the "Peer Group") consisting of the following companies: Cincinnati Milacron, Inc., Gleason Corporation, Hurco Companies Inc., Met-Coil Systems Corporation, The Monarch Machine Tool Company, and Newcor Inc.

         Measurement Period               Monarch
       (Fiscal Year Covered)            Machine Tool       Peer Group         S&P 500
12/31/92                                    100               100               100
12/31/93                                     95               119               110
12/31/94                                     87               127               112
12/31/95                                    111               154               153
12/31/96                                     75               135               189
12/31/97                                     74               172               252

INDEPENDENT AUDITORS

     Coopers & Lybrand has been appointed as the Company's independent auditors for the fiscal year ending December 31, 1998, pursuant to the recommendation of the Company's Audit Committee. Coopers & Lybrand has served as independent auditors for the Company for more than 50 years.

     A representative of Coopers & Lybrand is expected to be present at the Annual Meeting with an opportunity to make a statement if he desires to do so, and to respond to appropriate questions, with respect to that firm's examination of the Company's financial statements for the fiscal year ended December 31, 1997.

OTHER MATTERS

     The Board of Directors has no knowledge of any other matters to be presented at the meeting. In the event other matters do properly come before the meeting, the persons named in the Proxy will vote in accordance with their best judgment on the particular matters.

1999 ANNUAL MEETING

     The 1999 Annual Meeting of Shareholders is currently scheduled to be held on May 4, 1999. The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for that meeting is December 1, 1998.

ANNUAL REPORT

     The Annual Report of the Company for the year ended December 31, 1997, was mailed on March 31, 1998, to each shareholder of record on March 17, 1998.

                                                THE MONARCH MACHINE TOOL COMPANY

                                                   RICHARD E. CLEMENS
                                                     President and
                                                Chief Executive Officer

March 31, 1998

                            FORM 10-K ANNUAL REPORT

     Copies of The Monarch Machine Tool Company's 1997 Annual Report on Form 10-K, filed with the Securities and Exchange Commission, are available without charge (other than for exhibits) to shareholders upon written request sent to:

     Attention: Corporate Secretary
     The Monarch Machine Tool Company
     2600 Kettering Tower
     Dayton, Ohio 45423
====================================================

                                     NOTICE
                                       OF
                                 ANNUAL MEETING
                                OF SHAREHOLDERS
                                      AND
                                PROXY STATEMENT

--------------------------------------------------------------------------------

                                  MONARCH LOGO

                                  MONARCH LOGO

--------------------------------------------------------------------------------

                                   IMPORTANT

Each shareholder is requested to date, fill in, sign, and promptly return the enclosed Proxy in the envelope provided.

A shareholder wishing to attend the meeting may withdraw his Proxy if he has previously sent in his Proxy and votes in person.
                                 ANNUAL MEETING

                                       OF

                                  SHAREHOLDERS

                                  May 5, 1998
====================================================

                                   THE MONARCH MACHINE TOOL COMPANY

                                               P R O X Y

                              ANNUAL MEETING OF SHAREHOLDERS, MAY 5, 1998

                           ROBERT B. RIETHMAN and EARL J. HULL, and each of
                       them, are hereby authorized to represent me at the Annual Meeting of Shareholders of the Company to be held on May 5, 1998, and at any adjournment, and at the meeting to vote my shares on the following:

                           1. Election of Directors.

                              [ ] FOR all nominees of the Board of Directors, namely Richard E. Clemens, Gerald L. Connelly, and Joseph M. Rigot (except as marked to the contrary below), including authority to cumulate votes selectively among such nominees.

                              [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

                              (INSTRUCTIONS: To withhold authority to vote for
                                             any individual nominee, write that
                                             nominee's name on the line provided
                                             below.)


                              --------------------------------------------------

                           2. Upon any other business that may properly come
                              before the meeting.



                             (Continued, and to be signed, on the reverse side.)




                           (Continued from the reverse side.)

                           IT IS UNDERSTOOD THAT THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE, AND, WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE.

                                               THIS PROXY IS SOLICITED ON BEHALF
                                                   OF THE BOARD OF DIRECTORS.

                                               Dated                      , 1998
                                                    ----------------------

                                               ---------------------------------

                                               ---------------------------------

                                               Please sign your name as
                                               imprinted hereon, and, in the
                                               case of multiple or joint
                                               ownership, all should sign.


                                   Proxy Card